Prospectus Supplement February 3, 1999*

IDS Strategy Fund, Inc.
         IDS Strategy Aggressive Fund (May 30, 1998) S-6381 F (5/98)

The following paragraph will be added to the "Portfolio manager" section of the prospectus:

Jake Hurwitz and Kent Kelley began managing the equity portion of the Fund in January 1999. Jake also manages the equity portion of Total Return Portfolio. Previously, Jake served as senior vice president at Travelers Investment Management Company, an affiliate of Smith Barney Asset Management. Kent and also manages the equity portion of Total Return Portfolio. Previously, Kent was chief executive officer of Travelers Investment Management Company.


S-6381-1 (2/99)
* Valid until next prospectus update

Destroy -May 31, 1999